UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to Section 240.14a-12

CORECOMM SOLUTIONS INC.

Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

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TABLE OF CONTENTS

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

iii

PROXY STATEMENT

1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

1

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

5

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

7

PROPOSAL NUMBER THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

8

PROPOSAL NUMBER FOUR – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

8

CORPORATE GOVERNANCE

9

OTHER EXECUTIVE OFFICERS

12

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

12

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

13

WHERE YOU CAN FIND MORE INFORMATION

15

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CORECOMM SOLUTIONS INC.

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 12, 2014

______________________________________________________________________________________

To the Company’s Shareholders:

Notice is hereby given that the 2014 Annual General Meeting (the “Meeting”) of the shareholders of CoreComm Solutions Inc., a British Columbia corporation (the “Company”), will be held at Suite 704, 595 Howe Street, Vancouver, British Columbia, Canada on March 12, 2014, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.

To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.

To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014.

3.

To hold an advisory vote to approve the named executive officer compensation.

4.

To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

5.

To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on February 10, 2014 are entitled to notice of, and to vote at, the Meeting.

Shareholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF

CORECOMM SOLUTIONS INC.

/s/ Patrick Fitzsimmons

Patrick Fitzsimmons,

Chief Executive Officer, President and Director

Vancouver, British Columbia

February 18, 2014

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE CORECOMM SOLUTIONS INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

iii

CORECOMM SOLUTIONS INC.

Suite 810, 789 West Pender Street

Vancouver, British Columbia, Canada V6C 1H2

______________________________________________________________________________________

PROXY STATEMENT

FOR THE 2014 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON MARCH 12, 2014

______________________________________________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoreComm Solutions Inc. (“we”, “us”, “our” and the “Company”) for use at the 2014 annual general meeting of the shareholders of the Company (the “Meeting”) to be held on March 12, 2014 at 10:00 a.m. (Pacific Time) at Suite 704, 595 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s shareholders on or about February 19, 2014.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting.  However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on March 12, 2014.  This Proxy Statement to the shareholders is available at the Company’s principal office.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a shareholder of record as at the close of business on February 10, 2014 (the “Record Date”), and are entitled to vote at this Meeting.  This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Patrick Fitzsimmons, Chief Executive Officer, President and a Director of the Company, and James Hyland, Chief Financial Officer, as your representatives at the Meeting. As your representatives, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only shareholders of the Company of record at the close of business on February 10, 2014 (the “Record Date”), will be entitled to vote at the Meeting.  Shareholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.

To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.

To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014.

3.

To hold an advisory vote to approve the named executive officer compensation.

4.

To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

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by signing your proxy card and mailing it to the Company’s legal counsel at the address on the proxy card;

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by signing and e-mailing your proxy card to the Company’s legal counsel for proxy voting at the e-mail address provided on the proxy card;

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through the internet by following the instructions set out in the proxy card; and

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by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

CoreComm Solutions Inc.

Attention: Patrick Fitzsimmons, Chief Executive Officer

Suite 810, 789 West Pender Street

Vancouver, British Columbia, Canada V6C 1H2

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting the Company at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

(a)

executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)

executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)

attending the Meeting in person and:

(i)

giving affirmative notice at the Meeting of your intent to revoke their proxy; and

(ii)

voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: CoreComm Solutions Inc., Attention: Patrick Fitzsimmons, Chief Executive Officer, Suite 810, 789 West Pender St., Vancouver, British Columbia, Canada V6C 1H2.  Attendance at the Meeting will not, by itself, revoke a shareholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting at minimum of two shareholders of the Company must be represented in person or represented by proxy.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.  The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Shareholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum.  Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.  However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting.  A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.  As of the Record Date, there were 7,216,661 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Meeting in person or by proxy is required to approve the following proposals:

1.

To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.

To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014.

3.

To hold an advisory vote to approve the named executive officer compensation.

4.

To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Shareholder votes on that are conducted on an advisory basis are not binding on the Company’s Board of Directors.  As such, no votes are required on to approve executive compensation or to determine the frequency of shareholder advisory votes on executive compensation.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under British Columbia law?

Under the British Columbia Business Corporations Act, the Company’s shareholders are not entitled to appraisal rights in connection with proposals.

When are the shareholder proposals due for the 2014 Annual Meeting?

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2015 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is October 17, 2014; provided, however, that in the event the Company hold its 2015 annual meeting more than 30 days before or after the one year anniversary date of the Company’s 2014 annual meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.  In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements.  The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal.  Notices of intention to present proposals for the Company’s next annual meeting should be delivered to CoreComm Solutions Inc., Suite 810, 789 West Pender St., Vancouver, British Columbia, Canada V6C 1H2, Attention: Patrick Fitzsimmons, Chief Executive Officer.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of two directors: Patrick Fitzsimmons and Gerald Diakow.  At the Meeting, shareholders will elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this proxy statement.  The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position
Patrick Fitzsimmons	60	Director, Chief Executive Officer and President
James Hyland	49	Chief Financial Officer
Gerald Diakow	64	Director
Grant Farkes	48	Director

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to the Company or in which any of the Company’s directors have a material interest adverse to us.  Set forth below is a brief description of the background and business experience of each director for the past five years:

Patrick Fitzsimmons has served as the Company’s Chief Executive Officer, President and a member of the Company’s Board of Directors since December 2, 2013. Mr. Fitzsimmons has a wide-ranging management and sales experience gained from a lengthy career in the high-technology marketplace. During his career, Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, Newbridge Networks and AT&T Canada, offering a wide range of technology solutions, specifically in the telecom and software sectors. In his sales and marketing capacity, Mr. Fitzsimmons has been responsible for identifying and tailoring leading-edge applications, products and services for specific vertical markets, establishing pricing models based on customer demand, demographics and usage patterns, as well as designing marketing and compensation programs for third-party agents and independent sales representatives.

James Hyland has served as the Company’s Chief Financial Officer since December 2, 2013 and is not currently a member of the Company’s Board of Directors. Mr. Hyland is a founding partner in Tribeca and provides corporate development services on behalf of several publicly listed companies in Canada. Mr. Hyland has over 20 years of experience as a financial and marketing consultant, a corporate founder and manager of a number of early stage public and private Canadian businesses. His industry expertise includes hospitality, publishing, financial services, technology, mining, alternative energy and healthcare. Mr. Hyland has also worked in advertising with a major mining and resource publication based in Vancouver BC. Mr. Hyland earned a Bachelor of Commerce in Entrepreneurial Management from Royal Roads University of Victoria, BC. Canada.

Gerald Diakow has served as a member of the Company’s Board of Directors since April 15, 2012; during the year ended October 31, 2013, Mr. Diakow also served as the Company’s Principal Accounting and Executive Officer. Since May 2008, Mr. Diakow has served as Chief Executive Officer, President and director of Velocity Minerals Ltd., a company listed on the TSX Venture Exchange engaged in the exploration of mineral projects in western Canada. Mr. Diakow is a mineral explorer and prospector with over thirty years’ experience in the mining industry having begun his career in the early seventies. He has worked for several major mining corporations (Union Carbide, Canadian Superior) and has been involved is all aspects of mineral exploration and development, both in Canada and internationally. His skills include managing operations and logistics, strategic planning and regulatory issues (mining, worker safety and environmental). He has been involved with mineral properties containing diamonds, platinum group metals, gold, silver, copper, nickel, molybdenum, gypsum, limestone, gabbro, perlite, placer gold and gravel deposits. Mr. Diakow is also a member of the B.C. and Yukon Chamber of Mines and the Society of Economic Geologists.

Grant Farkes is not currently a member of the Company’s Board of Directors. Over the past ten years, Mr. Farkes has been providing sales consulting to companies that specialize in global communication and telecommunication services. Since April 2005, Mr. Farkes has been employed as a sales consultant at Momentum Conferencing Corp., a company engaged in the business of providing teleconferencing, video and streaming solutions. From February 2001 to March 2005, Mr. Farkes was employed as a sales consultant at ViaVid Communications, Inc., a technology developer that provides teleconferencing, webcasting and transcription services.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) audited the Company’s financial statements for the year ended October 31, 2013, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s independent registered public accounting firm for fiscal year ended October 31, 2014. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Meeting. If the shareholders do not ratify the appointment of DMCL, the Audit Committee may reconsider, but will not necessarily change, its selection of DMCL to serve as the Company’s independent registered public accounting firm.

A representative of DMCL is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended October 31, 2013 and October 31, 2012 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Audit Fees	$11,386	$15,000
Audit Related Fees	-	-
Tax Fees	2,697	2,128
All Other Fees	-	-
Total	$14,083	$17,128

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2014.

PROPOSAL NUMBER THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that the Company’s shareholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s named executive officers are identified in the 2013 Summary Compensation Table, and the compensation of the named executive officers is described on page 14. The Company’s executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the executive compensation tables and the narrative discussion, is approved.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The shareholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

PROPOSAL NUMBER FOUR – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is requesting your nonbinding vote on whether an advisory vote of shareholders to approve the compensation of its named executive officers as disclosed in the Proxy Statement should take place every three years, every two years or every year. For the reasons explained below, the Company is recommending that this advisory vote take place every THREE YEARS.

The Company believes that as a smaller reporting company in the development stage, having an advisory vote on executive compensation every three years would comply with regulatory requirements and minimize the expenses associated with conducting advisory votes.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The shareholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

CORPORATE GOVERNANCE

Director Independence

Our shares of common stock are listed on OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For the purpose of determining director independence, the Company has adopted the independence requirements of Canadian National Instrument 52-110 - Audit Committees (“NI 52-110”) as the Company is an OTC reporting issuer in the province of British Columbia. NI 52-110 recommends that the Board of Directors of a public company be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who has no direct or indirect material relationship with us. A material relationship is a relationship, which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Gerald Diakow is considered an independent director. Aside from shares held by him, he has no ongoing interest or relationship with the Company other than serving as a director. Patrick Fitzsimmons is not an independent director because of his position as CEO and President.

Meetings and Committees of the Board of Directors

During the fiscal year ended October 31, 2013, the Company’s Board of Directors held no meetings and various matters were approved by consent resolution of the entire board and its audit committee had no formal meetings.  All directors are expected to attend the Meeting and their attendance is recorded in the minutes.

Audit Committee

Composition

Our audit committee consists of Patrick Fitzsimmons, the Company’s President and a director, and Gerald Diakow, a director.  None of the members of the Company’s Board of Directors qualify as an “audit committee financial expert”, as defined by Item 407 of Regulation S-K promulgated under the Securities Act and the Exchange Act. The Company’s Chief Financial Officer has the attributes of an audit committee financial expert.  The Board of Directors believes that Mr. Hyland’s experience in preparing, analyzing and evaluating financial statements, as well as his knowledge of public company reporting, will provide them with the guidance they need until the Company is able to expand its board to include independent directors who have the knowledge and experience to serve on an audit committee.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Two – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Board of Directors does not have a compensation committee. The Company believes this is appropriate given its small size and the stage of its development. The Board of Directors conducts reviews with regard to the compensation of the directors and the Chief Executive Officer once a year.  To make its recommendations on such compensation, the Board of Directors takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Shareholder Nomination of Directors

Shareholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Corporate Secretary.  A shareholder’s nomination must contain:

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A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board of Directors;

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The name of and contact information for the candidate;

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A statement of the candidate’s business and educational experience;

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Information regarding each of the factors listed above, sufficient to enable the Board of Directors to evaluate the candidate;

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A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

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A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

-

A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

Directorships

Gerald Diakow, is Chief Executive Officer, President and director of Velocity Minerals Ltd., a company listed on the TSX Venture Exchange engaged in the exploration of mineral projects in western Canada.

Patrick Fitzsimmons is not a director or officer of any other reporting issuers.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to shareholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under the British Columbia Business Corporations Act.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Patrick Fitzsimmons, Chief Executive Officer, CoreComm Solutions Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a shareholder.  Mr. Fitzsimmons will forward all such communication to the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

Aside from Patrick Fitzsimmons and James Hyland, there are no other executive officers of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid or accrued to our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K during our last two completed fiscal years.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Gerald Diakow [1]	2013	$0	$0	$0	$0	$0	$0	$21,575	$21,575
Director & Former CEO, CFO & President	2012	$0	$0	$0	$0	$0	$0	$10,000	$10,000

Ralph Biggar [2]	2013	$0	$0	$0	$0	$0	$0	$17,653	$17,653
Former Presiden & Director	2012	$0	$0	$0	$0	$0	$0	$28,500	$28,500

Denis Zyrianov [3]	2013	$0	$0	$0	$0	$0	$0	$8,826	$8,826
Former CFO	2012	$0	$0	$18,750	$0	$0	$0	$12,720	$31,470

Notes:

1.

Mr. Diakow was appointed as a director on April 15, 2012; on July 26, 2013, the Company appointed Mr. Diakow as the Company’s Chief Financial Officer and President. On December 2, 2013, Mr. Diakow resigned as CEO and President of the Company but continues to serve as the Company’s director. The Company paid $14,220 for mineral property exploration work to the company wholly owned by Mr. Diakow, and $7,355 in management fees paid directly to Mr. Diakow.

2.

Mr. Biggar was appointed as a member of the Company’s Board of Directors on August 20, 2010, and as President on September 1, 2011.  Mr. Biggar resigned from all posts he held on July 26, 2013. The Company agreed to pay Mr. Biggar a consulting fee of $5,000 Cdn per month in consideration of Mr. Biggar providing the Company with his services as a director, President and CFO.  On February 1, 2013, the Company entered into management consulting agreement with Mr. Biggar and revised the consulting fee paid to Mr. Biggar to $2,500 Cdn per month. Based on the contract, Mr. Biggar’s services included but were not limited to: (i) acquisition of the Company’s mineral projects and (ii) general business direction and operation of the Company’s company.

3.

Mr. Zyrianov served as the Company’s Chief Financial Officer since October 1, 2011 and until February 12, 2013.  Since October 1, 2011, the Company has paid Mr. Zyrianov $1,000 Cdn per month (plus applicable taxes) in accordance with his consulting agreement dated October 1, 2011.  Upon his resignation Mr. Zyrianov continued providing the Company with consulting services for which the Company agreed to reimburse Mr. Zyrianov at $3,000 Cdn per financial quarter. Mr. Zyrianov’s services included the review and preparation of the Company’s financial statements as well as general corporate service matters.

Other than the consulting agreements with Denis Zyrianov and Ralph Biggar, the Company has not entered into any employment and/or consulting agreements with any executive officer or director.

Following the Company’s fiscal year ended October 31, 2013, Patrick Fitzsimmons was appointed as its Chief Executive Officer, President and as a Director, and James Hyland was appointed as its Chief Financial Officer.

Outstanding Equity Awards at Fiscal Year End Table

As at October 31, 2013, the Company did not have any outstanding equity awards.

The Company has no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

The Company does not have a compensation committee.

Director Compensation

The Company did not pay any compensation to its directors during the fiscal year ended October 31, 2013.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended October 31, 2013 all such filing requirements were complied with other than as set forth above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, during the Company’s last two fiscal years, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company, in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years:

(i)

Any of the Company’s directors or officers;

(ii)

Any person proposed as a nominee for election as a director;

(iii)

Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the Company’s outstanding common shares;

(iv)

Any of the Company’s promoters; and

(v)

Any relative or spouse of any of the foregoing persons who has the same house as such person.

Ralph Biggar

Since inception, the Company has entered into the following related party transactions with Ralph Biggar, the Company’s former President and director:

(a)

On August 26, 2010, the Company issued 800,000 common shares to Ralph Biggar, at a price of $0.005 per share for proceeds of $4,000.

(b)

On April 13, 2012, the Company issued to Mr. Biggar 1,333,333 common shares at a deemed price of $0.075 in order to settle corporate indebtedness of $100,000.

(c)

On February 1, 2013, the Company entered into a consulting agreement with Mr. Biggar, whereby the Company agreed to pay him $2,500 Cdn per month.

Gerald Diakow

Since inception, the Company has entered into the following related party transactions with Gerald Diakow, the Company’s former Executive Officer and a current director:

(a)

On April 11, 2012, the Company entered into a property purchase agreement with Gerald Diakow, a director of the Company, whereby the Company acquired the OS Gold Claim and Quad Gold Claim from Mr. Diakow.  In consideration of the properties, the Company issued to Mr. Diakow 200,000 common shares at a deemed price of $0.075 per share.  Subsequent to the transaction, on April 15, 2012, Mr. Diakow was appointed as a member of the Company’s Board of Directors.

(b)

During the year ended October 31, 2013, the Company paid $14,220 (2012 - $10,000) to a company owned by Mr. Diakow, for exploration work conducted on the OS Gold Claim.

(c)

During the year ended October 31, 2013, the Company paid $7,355 (2012 - Nil) to Mr. Diakow, in management fees.

Denis Zyrianov

Since inception,the Company has entered into the following related party transactions with Denis Zyrianov, the Company’s former Chief Financial Officer:

(a)

On October 1, 2011, we entered into a consulting agreement with Denis Zyrianov whereby the Company agreed to pay him $1,000 Cdn per month.

(b)

On April 13, 2012, the Company issued 250,000 common shares at a deemed price of $0.075 per share to Denis Zyrianov as stock based compensation.

(c)

During the year ended October 31, 2013, in addition to management fees stipulated under the Company’s consulting agreement dated October1, 2011, the Company paid Mr. Zyrianov $5,884 (2012 - Nil) in consulting fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of February 10, 2014 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Shares(1)
Directors and Officers

Common Shares	PATRICK FITZSIMMONS	Nil	Nil
	Chief Executive Officer, President and Director	Direct

Common Shares	JAMES HYLAND	Nil	Nil
	Chief Financial Officer	Direct

Common Shares	GERALD DIAKOW	200,000	2.77%
	Director	Direct

	All Officers and Directors as a Group	200,000	2.77%
(3 persons)

5% Shareholders
Common Shares	RALPH BIGGAR	1,533,333	21.25%
	Suite 810, 789 West Pender Street	Direct
Vancouver, BC, Canada V6C 1H2

Notes:

(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 10, 2014. As of February 10, 2014, there were 7,216,661 shares of the Company’s common stock issued and outstanding.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to CoreComm Solutions Inc., Suite 810, 789 West Pender St., Vancouver, British Columbia, Canada V6C 1H2, Attention: Patrick Fitzsimmons, Chief Executive Officer.  Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF CORECOMM SOLUTIONS INC.

Date: February 18, 2014
/s/ Patrick Fitzsimmons
PATRICK FITZSIMMONS Chief Executive Officer, President and Director

PROXY

ANNUAL MEETING OF THE STOCKHOLDERS OF

CORECOMM SOLUTIONS INC.

(the "Company")

TO BE HELD AT:

SUITE 704, 595 HOWE STREET, VANCOUVER, BC CANADA V6C 2T5 ON MARCH 12, 2014 AT 10:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints Patrick Fitzsimmons, Chief Executive Officer, President and a director of the Company, or failing this person, James Hyland, Chief Financial Officer of the Company, or in place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Annual General Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Annual General Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Annual General and Proxy Statement)

		For	Withhold
1.	Proposal 1: Election of Directors:
Patrick Fitzsimmons
James Hyland
Gerald Diakow
Grant Farkes
		For	Against	Abstain
2.	Proposal 2: To Ratify Appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s Independent Registered Public Accounting Firm
3.	Proposal 3: Advisory Vote to approve Named Executive Officer Compensation
		Every Third	Every Second Year	Every First Year	Abstain
4.	Proposal 4: Advisory Vote on Frequency of Vote on Named E xecutive Officer Compensation

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Annual General Meeting.
Number of Shares
SIGN HERE: __________________________________________	Represented by Proxy: ___________________________

Please Print Name: ____________________________________	THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.
Date: ________________________________________________	SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual General Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.

A Registered Stockholder who wishes to attend the Annual General Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Annual General Meeting begins.

5.

A Registered Stockholder who is not able to attend the Annual General Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box.  Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Annual General Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Annual General Meeting and may vote in person.  To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Annual General Meeting and revoke, in writing, the prior votes.

To be represented at the Annual General Meeting, this proxy form must be received at the office of the Company’s legal counsel, Northwest Law Group, by mail or by fax no later than twenty (24) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Annual General Meeting, or adjournment thereof or may be accepted by the Chairman of the Annual General Meeting prior to the commencement of the Annual General Meeting. The mailing address and fax number is:

NORTHWEST LAW GROUP 704-595 HOWE STREET Vancouver, British Columbia, Canada V6C 2T5 Fax No. (604) 687-6650